FIRST PLACE FINANCIAL CORP.®

- Retail Banking
- Mortgage Lending
- Commercial Banking
- Wealth Management
- Insurance

1 July 27-28, 2010 KBW Community Bank Conference Steven R. Lewis, President & CEO David W. Gifford, Chief Financial Officer Exhibit 99.1

economic conditions in the market areas
the Company conducts business, which
could materially impact credit quality trends,
changes in laws, regulations or policies of
regulatory agencies, fluctuations in interest
rates, demand for loans in the market areas
the Company conducts business, and
competition, that could cause actual results
to differ materially from historical earnings
and those presently anticipated or
projected. The Company wishes to caution
readers not to place undue reliance on any
such forward-looking statements, which
speak only as of the date made. The
Company undertakes no obligation to
publicly release the result of any revisions
that may be made to any forward-looking
statements to reflect events or
circumstances after the date of such
statements or to reflect the occurrence of
anticipated or unanticipated events.
When used in this presentation, or future
presentations or other public or
shareholder communications, in filings by
First Place Financial Corp. (the Company)
with the Securities and Exchange
Commission, or in oral statements made
with the approval of an authorized
executive officer, the words or phrases
“will likely result,” “are expected to,” “will
continue,” “is anticipated,” “estimate,”
“project” or similar expressions are
intended to identify “forward-looking
statements” within the meaning of the
Private Securities Litigation Reform Act of
1995. Such forward-looking statements
involve known and unknown risks,
uncertainties and other factors, which may
cause the Company’s actual results to be
materially different from those indicated.
Such statements are subject to certain
risks and uncertainties including changes in
Forward-Looking Statements
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

Company Overview * * * * * * * * * *

• Ticker Symbol: FPFC
• Headquartered in Warren, Ohio
• Average Daily Trading Volume:  28,335  (4/1/10 – 6/30/10)
• Primary Regulator:  Office of Thrift Supervision
• Institutional & Insider Ownership:  19.8% & 11.8%
respectively
First Place
Assets $3.2 Billion
Retail Locations 43
Loan Offices 20
States:  Ohio, Indiana, Maryland,
Michigan, Pennsylvania
First Place Corporate Profile
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

FIRST PLACE

Traverse City
Michigan
Grand Rapids
Flint
Ann Arbor
Detroit
Toledo
Cleveland
Warren
Akron
Indiana
Ohio
Indianapolis
Dayton
Columbus
Cincinnati
West Virginia

MI
IN
OH
MD

- 43 Retail Locations
- 20 LPOs
- 2 Business Financial Services Centers

Montgomery County
Rockville
Bethesda
Washington D.C.

5 Loan Production and Retail Branch Offices The Bank that means Business First Place Financial Corp./Qtr End 6/30/10

Diversified Business Mix
Insurance
Non – Banking Business Lines
Real Estate
Title Agency
First Place Bank
Mortgage Banking
Commercial Banking
Retail Banking
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
Wealth Management

* Indicates position on the board of directors
Executive Management
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
Years
With
of Banking
FPFC
Name Age Title/Position
Experience
Since Recent Background Information
*Samuel A. Roth 67 Chairman 10 2000 Mr. Roth has been Chairman of the Board of First Place Bank since December
2004.
*Steven R. Lewis 52
President & Chief
Executive Officer
27 1983
Mr. Lewis has been President and Chief Executive Officer of First Place and
Chief Executive Officer of First Place Bank since 1997.
Albert P. Blank 48
President & Chief
Operating Officer
26 2000
Albert P. Blank was named President and Chief Operating Officer of First
Place Bank in October 2004 after serving as Executive Vice President and
Chief Operating Officer from 2003 to 2004.
David W. Gifford 57 Chief Financial Officer 33 2004
David W. Gifford was appointed Chief Financial Officer of First Place and First
Place Bank effective February 2008, after serving as Interim Chief Financial
Officer of First Place and First Place Bank since September 2007.
Craig Reay 53
Corporate Executive Vice
President - Chief Credit
Officer
29 2009
Craig Reay joined First Place Bank in March 2009 as Corporate Executive Vice
President-Chief Credit Officer after serving as Vice President, Loan Review
Manager with First National Bank of Pennsylvania from 2006 through 2009.
Kenton A. Thompson 54
Regional President, North
Coast Region, Corporate
Executive Vice President
Commercial Banking
33 2003
Kenton A. Thompson, age 53, joined First Place Bank in June 2003 as Regional
President, Corporate Director of Commercial Banking and President of Wealth
Management.
Mark Wenick 51
Corporate Executive Vice
President-Wealth
Management
27 2009
Mark Wenick was named Corporate Executive Vice President-Wealth
Management of First Place Bank in July 2009.
R. Bruce Wenmoth 55
Corporate Executive Vice
President-Wealth
Management
21 2003
R. Bruce Wenmoth was named Corporate Executive Vice President-Retail
Lending of First Place Bank in October 2004.
Dominique Stoeber 46
Corporate Executive Vice
President-Retail Banking
20 1990
Dominique Stoeber was named Corporate Executive Vice President-Retail
Banking of First Place Bank in November 2004.

Credit Quality
(1) Texas Ratio = (NPAs + 90 Days Past Due) / (Tangible Common Equity + Loan Loss Reserve)
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
Historical Asset Quality Summary
(Dollars in Thousands)
6/30/09 9/30/09 12/31/09 3/31/10 6/30/10
Delinquent Loans
30-89 days delinquent
48,871 $   58,615 $   38,653 $   43,497 $   36,242 $
Nonaccrual Loans
98,753     119,784    133,923    106,950    92,867
Delinquent Loans
147,624 $ 178,399 $ 172,576 $ 150,447 $ 129,109 $
Non-Performing Assets
Nonaccrual Loans 98,753 $   119,784 $ 133,923 $ 106,950 $ 92,867 $
Renegotiated Loans 4,475       6,956 4,119 4,869 5,253
Other Real Estate Owned
36,790
33,123     30,726     36,239     34,639
Nonperforming Assets 140,018 $ 159,863 $ 168,768 $ 148,058 $ 132,759 $
Allowance
Loan Loss Allowance 39,580 $   50,643 $   52,473 $   52,554 $   46,675 $
Net Charge-offs 15,806     11,437     12,170     31,019     25,879
Provision for loan losses
19,620     22,500     14,000     31,100     19,000
Asset Quality Ratios
NPAs/ Assets (%) 4.11        4.93        5.18         4.61        4.21
Allowance/ Loans (%) 1.60        2.07        2.17         2.22        1.96
NCOs/ Average Loans (%) 2.52        1.85        1.97         5.26        4.41
Allowance/ Nonperforming Loans (%) 38.34       39.96       38.01       47.00       46.55
Texas Ratio
(1)
(%)
45.11       50.37       49.90       46.40       42.75
At or for the quarter ended

0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
6/30/09 9/30/09 12/31/09 3/31/10 6/30/10
2-Pay 3-Pay Non-Accrual TDR
Total Delinquency & Non-Performing Loans (%)
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

Asset Quality
Conclusions and Expectations
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
•
Lowest total delinquency level in six quarters
•
Lowest commercial delinquency and commercial NPL
levels in six quarters
•
New NPL activity demonstrates improving trend
•
2/3 of existing NPL’s have been revalued…
consequently, coverage ratio is strong
•
Lower charge-offs and lower provisioning is likely

Corporate Strategy * * * * * * * * * *

Strategic Goals
1. Grow Capital
• By returning to profitability
• Exploring alternatives to TARP preferred stock
• Evaluate issuing other capital instruments when timing and opportunity make sense
2. Reduce nonperforming assets
• Continued focus on loan by loan, property by property resolution
• Consideration of bulk sales of NPAs subject to pricing and capital consideration
• Restructuring loans when that makes sense
3. Maintain strong liquidity
Achieving these three goals will greatly increase First Place’s flexibility and allow it to:
• Grow organically
• Grow by acquisition
• Grow through FDIC assisted acquisition
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

Internal Tactics
1. Continue focus on reducing NPAs
2. Proactively manage capital
3. Continue expansion efforts within Mortgage Banking
arena
4. Continue expansion and development of Wealth
Management capabilities
5. Do not “let up” on producing strong retailing results
• Core accounts represent 53% of deposit base vs.
45% one year ago
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

Management Expertise & Integration
Experience
Source: SNL Financial
• The current management team has been involved with the Company’s major acquisitions and ensuing integrations over recent years
• Management’s experience will be instrumental when considering whole bank or FDIC assisted acquisition opportunities arising within our footprint
2008
2007
2006
2004 2009
May
2004
May
2004
June
2006
Oct.
2007
June
2008
Feb.
2006
Feb.
2009
Franklin
Bancorp,
Inc.
Weigel
Lackey &
Ross
Insurance
Agency
Northern
Savings &
Loan
Company
Hicksville
Building,
Loan and
Savings
Bank
OC
Financial,
Inc.
Insurance
Center of
Warren
GRM
Insurance
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
2000
Apr.
2007
Flint,
Michigan
Branches
Purchased
from
Citizens
Republic
Dec.
2000
May
2000
FFY
Corp.
Ravenna
Savings

Results of Operations * * * * * * * * * *

Condensed Income Statement – Last Three Years
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
% of Avg % of Avg % of Avg
Amount Assets Amount Assets Amount Assets
Revenue
Net interest income 87,626         2.70% 89,594       2.69% 107,841    3.37%
Service charges & electronic banking fees 11,202         0.35% 13,239       0.40% 15,539      0.49%
Mortgage banking gains 9,257          0.29% 14,465       0.43% 20,677      0.65%
Realized and unrealized securities gains/losses (7,869)         -0.24% (13,133)      -0.39% 1,223       0.04%
Other noninterest income 14,375         0.44% 7,965         0.24% 11,954      0.37%
Total revenue 114,591       3.53% 112,130      3.36% 157,234    4.91%
Expenses
Goodwill impairment -              93,741       2.81% -
Other noninterest expense 80,481         2.48% 88,539       2.66% 100,471    3.14%
Earnings available for credit issues 34,110         1.05% (70,150)      -2.10% 56,763      1.77%
Real estate owned expense 3,584          0.11% 9,679         0.29% 8,250       0.26%
Pretax preprovision earnings 30,526         0.94% (79,829)      -2.39% 48,513      1.51%
Provision for loan losses 16,467         0.51% 42,984       1.29% 86,600      2.70%
Pretax income 14,059         0.43% (122,813)     -3.68% (38,087)     -1.19%
Income tax 3,269          0.10% (12,379)      -0.37% (7,824)      -0.24%
Net income (loss) 10,790         0.33% (110,434)     -3.31% (30,263)     -0.95%
Preferred dividends and amortization -              0.00% 1,297         0.04% 4,368       0.14%
Income (loss) available to common shareholders 10,790         0.33% (111,731)     -3.35% (34,631)     -1.08%
Fiscal 2010 Fiscal 2009 Fiscal 2008
First Place Financial Corp.
Fiscal Years 2008 through 2010

Positive Income Factors – Deposit Fees
$15.54
$13.24
$11.20
2008 2009 2010
Service Charges and Electronic Banking
($ in millions)
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

Positive Income Factors – Mortgage Banking
$1,565
$1,911
$1,163
$14.47
$9.26
$20.68
$0
$500
$1,000
$1,500
$2,000
$2,500
2008 2009 2010
$0
$5
$10
$15
$20
$25
$30
Sales Mortgage Banking Gains
($ in millions)
Fiscal Year Ended: 6/30
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

Condensed Income Statement – Last Three
Quarters
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
12/31/2009 3/31/2010 6/30/2010
Revenue
Net interest income 27,662         27,107       27,514
Service charges & electronic banking fees 4,055           3,653         3,939
Mortgage banking gains 4,832           5,845         6,091
Realized and unrealized securities gains/losses -              667           157
Other noninterest income 3,163           4,057         1,192
Total revenue 39,712         41,329       38,893
Expenses
Other noninterest expense 22,996         25,330       28,888
Earnings available for credit issues 16,716         15,999       10,005
Real estate owned expense 2,305           1,292         3,585
Pretax preprovision earnings 14,411         14,707       6,420
Provision for loan losses 14,000         31,100       19,000
Pretax income 411             (16,393)      (12,580)
Income tax (182)            (3,375)        (656)
Net income (loss) 593             (13,018)      (11,924)
Preferred dividends and amortization 1,090           1,092         1,095
Income (loss) available to common shareholders (497)            (14,110)      (13,019)
First Place Financial Corp.
Quarters ended

Net Interest Margin
($ in millions)
3.06%
3.38%
3.65%
3.70%
3.73%
2.00%
2.20%
2.40%
2.60%
2.80%
3.00%
3.20%
3.40%
3.60%
3.80%
6/30/09 9/30/09 12/31/09 3/31/10 6/30/10
Factors Driving Growth
•Improvement in Mix of
Deposits Lowered Cost
of Deposits
•Single Service High
Cost Certificates of
Deposits not Renewed
•Other Certificates of
Deposit Renewed at
Substantially
Decreased Rates
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
Quarter ended

Mortgage Banking Gains
($ in millions)
$3.77
$3.91
$4.83
$5.85
$6.09
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
6/30/09 9/30/09 12/31/09 3/31/10 6/30/10
Factors Driving Growth
•Increased
Loan
Officers by 33 in Past
12 Months
•Opened
Rockville, MD
Loan Production Office
in August 2009
•Opened
Grand Rapids,
MI Loan Production
Office in July 2009
•Opened
Traverse City,
MI Office in April 2010
•Favorable
Rate
Environment in Recent
Quarters
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
Quarter ended

Capital Strength * * * * * * * * * *

First Place Financial Corp.
• Selected for the Treasury Capital Purchase Program for
Healthy Institutions
• Issued $73 Million in Preferred Stock and Warrants on
3/13/09
• Invested $50 Million in First Place Bank to Strengthen
Capital Position
First Place Bank
• Was Considered “Well Capitalized” Before Investment
• Has Remained “Well Capitalized”
Capital
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

Capital – First Place Financial Corp.
7.78% 7.96% Tangible Equity to Tangible Assets
8.04% 8.27% Equity to Assets
Cash on Hand $ 24.64 $46.79
6/30/10 6/30/09
($ in millions)
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

Strengthened Capital Position
First Place Bank
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10
3.47% 5.00% 8.47% 8.16% Tangible
Capital to
Adjusted
Assets
5.66% 6.00% 11.66% 11.23% Tier 1 Capital
to Risk
Weighted
Assets
2.91% 10.00% 12.91% 12.37% Total Capital
to Risk
Weighted
Assets
Excess
Required to
be Well
Capitalized
6/30/10 6/30/09

10.61%
10.42%
11.47%
12.91%
12.37%
11.16%
Jun-05 Jun-06 Jun-07 Jun-08 Jun-09 Jun-10
Minimum to be well capitalized = 10.00%
10.00%
12
Total Capital to Risk Weighted Assets
Year End Bank Regulatory Capital is at a Five Year High
Minimum to be well capitalized = 10.00%
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

Common Stock
Based on July 22, 2010 Market Price
June 30, 2010 Book Values
FPFC Trading at 25.4% of Book Value
FPFC Trading at 26.7% of Tangible Book Value
Based on June 30, 2010 Market Price
March 31, 2010 Book Values
FPFC Trading at 27.4% of Tangible Book Value
Peers* Trading at Median of 83.9% of Tangible Book Value
Conclusion
FPFC is Inexpensive by Historical Standards
FPFC is Inexpensive Compared with Peers
*Peer Group Consists of 44 Publically Traded Banks and Thrifts with Assets $1-5 Billion
Headquartered in OH, MI, IN, PA, IL.
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

• Positive Asset Quality Trend
• Positive Margin Trend
• Positive Mortgage Banking Trend
• Geographic Diversity
• Strong Regulatory Capital
• Diversity of Earnings Stream
• Strong Retail Sales Culture
• Priced at Only 25.4% of Tangible Book Value (7/22/10)
• Priced Significantly Below Peers
Investment Rationale
The Bank that means Business
First Place Financial Corp./Qtr End 6/30/10

29 QUESTION & ANSWER The Bank that means Business First Place Financial Corp./Qtr End 6/30/10

30 The Bank That Means The Bank That Means Business Business The Bank that means Business First Place Financial Corp./Qtr End 6/30/10